<on EquiTrust Financial Services letterhead>



    February 28, 2007


    Dear EquiTrust Customer:

    As a valued EquiTrust variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your EquiTrust contract(s) or policy(s).

    These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2006. However, they do not reflect product-specific charges. Also enclosed is performance information for the period ended January 31, 2007 and the quarter ending December 31, 2006 reflecting applicable product-specific charges.

    As always, remember past performance cannot predict or guarantee future returns.

    We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative.

    We appreciate and value your business and look forward to serving you again in the future.


    EquiTrust Life Insurance Company







    LET

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<on EquiTrust Financial Services letterhead>

February 28, 2007


    Dear EquiTrust Customer:

    As a valued EquiTrust variable product owner, we are pleased to provide you with a CD-ROM containing the annual reports for the investment options available under your EquiTrust contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2006. The performance information shown in the annual reports does not reflect product charges. Also included on the CD-ROM is performance information for the period ended January 31, 2007 and the quarter ending December 31, 2006 reflecting applicable product charges.

    As always, remember past performance cannot predict or guarantee future returns.

    You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at P.O. Box 9353, Des Moines IA 50306-9353 or by calling us toll-free at 1-888-349-4656.

    We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), please do not hesitate to call your representative.

    We appreciate and value your business and look forward to serving you again in the future.


    EquiTrust Life Insurance Company






    LET-CD

<on EquiTrust Financial Services letterhead>


    February 28, 2007


    Dear EquiTrust Customer:

    As a valued EquiTrust variable product owner, we are pleased to provide you with a CD-ROM containing the annual reports for the investment options available under your EquiTrust contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2006. The performance information shown in the annual reports does not reflect product charges. Also included on the CD-ROM is performance information for the period ended January 31, 2007 and the quarter ending December 31, 2006 reflecting applicable product charges.

    As always, remember past performance cannot predict or guarantee future returns.

    You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at P.O. Box 9253, Des Moines IA 50306-9253 or by calling us toll-free at 1-877-249-3689.

    We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), please do not hesitate to call your representative.

    We appreciate and value your business and look forward to serving you again in the future.


    EquiTrust Life Insurance Company







    LUF-CD